Offerings - Offering: 1	Aug. 11, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Mortgage Backed Securities
Security Class Title	Benchmark 2026-V23, Commercial Mortgage Pass-Through Certificates, Series 2026-V23
Amount Registered | shares	528,970,000
Proposed Maximum Offering Price per Unit	1
Maximum Aggregate Offering Price	$ 528,970,000
Amount of Registration Fee	$ 73,050.76
Offering Note	(1) Estimated solely for the purpose of calculating the registration fee.